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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2004
                               -----------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
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              (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

On November 22, 2004, Citigroup Inc. issued a press release announcing that CitiCapital, a business unit of Citigroup, had reached an agreement to sell its Transportation Finance Business based in Dallas and Toronto to GE Commercial Finance.

A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number

         99.1 Press Release, dated November 22, 2004, issued by Citigroup Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 23, 2004          CITIGROUP INC.


                                  By: /s/ Michael S. Helfer
                                      ------------------------------------------
                                  Name:  Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary

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                                  EXHIBIT INDEX


Exhibit Number

         99.1 Press Release, dated November 22, 2004, issued by Citigroup Inc.